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                                                                      Exhibit 10

                          FORM OF SHAREHOLDER AGREEMENT


         AGREEMENT dated as of December 30, 1996 (this "Agreement"), by and among BANPONCE CORPORATION ("BanPonce") and the SHAREHOLDERS of ROIG COMMERCIAL BANK ("RCB") listed as signatories hereto (the "Shareholders").

         WHEREAS, BanPonce is prepared to enter into a merger agreement with RCB substantially in the form of Exhibit A hereto (the "Merger Agreement") simultaneously with the execution of this Agreement;

         WHEREAS, BanPonce would not enter into the Merger Agreement unless the Shareholders entered into this Agreement;

         WHEREAS, each of the Shareholders is a significant shareholder of RCB and will benefit directly and substantially from the Merger Agreement;

         NOW, THEREFORE, in consideration of BanPonce's entry into the Merger Agreement, the Shareholders agree with BanPonce as follows:

         1. Each of the Shareholders represents and warrants that he or she owns the number of shares of RCB set forth in his signature page (for each Shareholder, "his/her Owned Shares") free from any lien, encumbrance or restriction whatsoever, other than those identified in such signature page, and with full power to vote the Owned Shares without the consent or approval of any other person, other than those identified in such signature page.

         2. Each of the Shareholders agrees that he or she will vote all of his/her Owned Shares in favor of the Merger Agreement and Merger provided for therein at the meeting or meetings of RCB shareholders called to vote upon the Merger Agreement and the Merger. In addition to executing this Agreement in his capacity as Shareholder, Mr. Agustin Cabrer is separately executing this Agreement in his capacity as holder of a proxy with respect to those shares identified as such in his signature page, and agrees to vote his shares and the shares covered by such proxy in favor of the Merger at such meeting.

         3. Each of the Shareholders agrees that he or she will not sell any of his/her Owned Shares unless he or she receives (i) an irrevocable proxy, in form and substance satisfactory to BanPonce, to vote such Owned Shares with respect to the Merger Agreement and the Merger, and such Shareholder will vote such proxy as provided in Section 2 of this Agreement or (ii) an agreement identical in all
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respects to this agreement executed by the buyer of the Owned Shares being sold.

         4. Each of the Shareholders agrees that he or she shall not exercise any dissenter's rights that he or she may have with respect to his/her Owned Shares.

         5. Each of the Shareholders agrees to take all reasonable actions and make such reasonable efforts to consummate the Merger and other transactions contemplated by the Merger Agreement.

                                        BanPonce Corporation

                                        By
                                          --------------------------------------
                                        Name:
                                        Title:



                  [remainder of page intentionally left blank;
                     signature of shareholder in next page]



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                  SHAREHOLDER SIGNATURE PAGE TO AGREEMENT DATED
            AS OF DECEMBER 30, 1996 BY AND AMONG BANPONCE CORPORATION
                AND CERTIAN SHAREHOLDERS OF ROIG COMMERCIAL BANK




                  Name of Shareholder:

                  Number of shares of Roig Commercial Bank owned by said shareholder:

                  Liens, encumbrances or restrictions affecting such shares (describe):





                  Consent required by Shareholders in order to execute agreement (describe):






                  Signature of Shareholder:
                                           -------------------------------------





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